ECLIPSE MARKETING GROUP
                                 BALANCE SHEETS
                             MARCH 31, 2001 AND 2000
                                   (Unaudited)

                                                                             ASSETS
                                                                             ------
                                                                          2001        2000
                                                                       ---------    ---------
CURRENT ASSETS:
            Cash & cash equivalent                                     $     905    $   3,566
            Accounts receivable                                            8,512       22,957
                                                                       ---------    ---------
                        Total current assets                               9,417       26,523

PROPERTY AND EQUIPMENT, net                                               14,043       16,122

OTHER ASSETS                                                               3,442        3,442
                                                                       ---------    ---------
                                                                       $  26,902    $  46,087
                                                                       =========    =========

                               LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
            Accounts payable & accrued expenses                        $  61,092    $  68,999
            Current  maturities of obligations under capital lease           729         --
            Loan from a related party                                    102,750      105,250
            Note Payable                                                 150,000      150,000
                                                                       ---------    ---------
                        Total current liabilities                        314,571      324,249

LONG TERM LIABILITIES:
            Obligations under capital lease - long term portion               54         --

COMMITMENT

STOCKHOLDERS' DEFICIT
            Common stock, $0.1 par value;
            Authorized, Issued and outstanding shares 300,000             30,000       30,000
            Accumulated deficit                                         (317,723)    (308,162)
                                                                       ---------    ---------
                        Total stockholders' deficit                     (287,723)    (278,162)
                                                                       ---------    ---------
                                                                       $  26,902    $  46,087
                                                                       =========    =========

   The accompanying notes are an integral part of these financial statements.

                            ECLIPSE MARKETING GROUP
                            STATEMENTS OF OPERATIONS
            FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2001 AND 2000
                                   (Unaudited)


                                      2001          2000
                                  -------------  ------------
Net revenues                      $      27,693  $     37,456

Cost of revenues                         20,697        47,662
                                  -------------  ------------
Gross Profit (loss)                       6,996       (10,206)

Total operating expenses                 30,160        31,757

Loss from Operations                    (23,164)      (41,963)
                                  -------------  ------------
Non-Operating expense:
              Interest expense             (561)         --
                                  -------------  ------------
Loss before income taxes                (23,725)      (41,963)

Provision for income taxes                  800           800
                                  -------------  ------------
Net Loss                          $     (24,525) $    (42,763)
                                  =============  ============


   The accompanying notes are an integral part of these financial statements.

                             ECLIPSE MARKETING GROUP
                       STATEMENTS OF STOCKHOLDERS' DEFICIT
            FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2001 AND 2000
                                   (Unaudited)

                                                                           Common Stock                         Total
                                                                      Number of                Accumulated  Stockholders'
                                                                       Shares       Amount       Deficit       deficit
                                                                     -----------  -----------  -----------  -------------

      Balance at December 31, 1999                                       300,000  $    30,000  $  (265,399) $    (235,399)

      Net loss for the three month period ended March 31, 2000              --           --        (42,763)       (42,763)
                                                                     -----------  -----------  -----------  -------------
      Balance at March 31, 2000                                          300,000       30,000     (308,162)      (278,162)

      Net income from April 1 thru December 31, 2000                        --           --         14,964         14,964
                                                                     -----------  -----------  -----------  -------------
      Balance at December 31, 2000                                       300,000       30,000     (293,198)      (263,198)

      Net loss for the three month period ended March 31, 2001              --           --        (24,525)       (24,525)
                                                                     -----------  -----------  -----------  -------------
      Balance at March 31, 2001                                          300,000  $    30,000  $  (317,723) $    (287,723)
                                                                     ===========  ===========  ===========  =============



   The accompanying notes are an integral part of these financial statements.

                             ECLIPSE MARKETING GROUP
                            STATEMENTS OF CASH FLOWS
            FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2001 AND 2000
                                   (Unaudited)


                                                                        2001         2000
                                                                     -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
        Net Loss                                                     $   (24,525) $   (42,763)
        Adjustments to reconcile net loss to net cash used in
        operating activities:
              Depreciation and amortization                                1,348         --
              (Increase) / decrease in current assets:
                           Accounts receivable                            (3,088)      12,853
              Increase in current liabilities:
                           Accounts payable and accrued expense            4,806       15,268
                                                                     -----------  -----------
              Total Adjustments                                            3,066       28,121
                                                                     -----------  -----------
              Net cash used in operating activities                      (21,459)     (14,642)
                                                                     -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
              Acquisition of property & equipment                           --          3,859
                                                                     -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
              Repayment of loan from a related party                      (2,500)        --
              Payments of capital lease obligations                          (40)      (1,390)
                                                                     -----------  -----------
              Net cash used in financing activities                       (2,540)      (1,390)
                                                                     -----------  -----------
NET DECREASE IN CASH & CASH EQUIVALENT                                   (23,999)     (12,173)

CASH & CASH EQUIVALENT, BEGINNING BALANCE                                 24,904       15,739
                                                                     -----------  -----------
CASH & CASH EQUIVALENT, ENDING BALANCE                               $       905  $     3,566
                                                                     ===========  ===========


   The accompanying notes are an integral part of these financial statements.

                             ECLIPSE MARKETIG GROUP
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                 MARCH 31, 2001

1.  ORGANIZATIONS AND DESCRIPTION OF BUSINESS

Eclipse Marketing Group (the "Company") was incorporated on June 6, 1996 in the State of California under the name of EMG Visual Graphics, Inc. The Company operates its business as Eclipse Marketing Group as well as EMG Visual Graphics, Inc. The Company provides sales and marketing consulting service specialized in various types of the branding and promotional products throughout the United States of America.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Property & Equipment

Property and equipment is carried at cost. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives (generally five to seven years) of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Long-lived assets

The Company accounts for the impairment and disposition of long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of long-lived Assets and for long-lived Assets to be disposed of." In accordance with SFAS No. 121, long-lived assets to be held are reviewed for events or changes in circumstances, which indicate that their carrying value may not be recoverable. As of March 31, 2001, no impairment has been indicated.

Income taxes

The Company has elected for federal income tax purposes, under the Internal Revenue Code and the State of California, to be an S-corporation. In lieu of corporation income taxes, the stockholders of an S-corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes other than minimum Franchise tax for California has been included in these financial statements.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collectibility is probable. Generally, these criteria are met at the time the product is shipped to the customer. When other significant obligations remain after products are delivered, revenue is recognized only after such obligations are fulfilled.

                             ECLIPSE MARKETIG GROUP
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                 MARCH 31, 2001

Costs of start-up activities

In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The implementation of this standard did not have any impact on the Company's financial statements.

Allowance for doubtful accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. No allowance for doubtful accounts was considered necessary as of March 31, 2001.

Segment Reporting

During the periods ended March 31, 2001 and 2000, the Company only operated in one segment. Therefore, segment disclosure has not been presented.

Recent Pronouncements

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, is effective for fiscal quarters of fiscal years beginning after June 15, 2000. This statement is not applicable to the Company.

In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.

In September 2000, the FASB issued Financial Accounting Standards SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and a replacement of FASB Statement No. 125." This statement is not applicable to the Company.

                             ECLIPSE MARKETIG GROUP
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                 MARCH 31, 2001

In March 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions involving Stock Compensation." This Interpretation clarifies (a) the definition of employee for purposes of applying APB Opinion No. 25, (b) the criteria for determining whether a plan qualifies as a no compensatory plan, (c) the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. The adoption of this Interpretation has no material impact on the Company's financial position or operating results.

Certain significant risks and uncertainties

General business - The Company's success is dependent, in part, on the demand of the promotional products and marketing service. If management is unable to anticipate or manage growth effectively, the Company's operating results could be materially adversely affected.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Major customers - Net sales to three major customers in the period ended March 31, 2001 amounted to $12,566. Accounts receivable balance from these customers amounted to $5,512 as of March 31, 2001.

Realization of assets - The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Total accumulated deficits amounted to $317,723 on March 31, 2001. The Company has a net loss of $24,525 for the period ended March 31, 2001.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended March 31, 2001, towards (i) obtaining additional equity
(ii) management of accounts payable and (iii) evaluation of its distribution and marketing methods. In that regard, the Board of director approved the acquisition of the Company by Thaon Communications, Inc, subsequent to the yearend (see note 8).


3.  PROPERTIES AND EQUIPMENT

Property and Equipment are stated at cost at the date of acquisition and, in the case of equipment under capital lease, the purchase price of leased equipment. Property and equipment at March 31, 2001 and 2000 consists of the following:

                                              2001         2000
                                           -----------  ----------
           Leasehold Improvement           $     1,500  $    1,500
           Machinery & Equipment                29,565      26,611
           Furniture & Fixture                   4,082       4,147
      Less: accumulated depreciation           (21,104)    (17,935)
           Property & Equipment (net)      $    14,043  $   14,323
                                           ===========  ==========

                             ECLIPSE MARKETIG GROUP
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                                 MARCH 31, 2001

4.  LOAN FROM A RELATED PARTY:

The Company has a loan from a shareholder, amounting $102,750 and $105,250 at March 31, 2000 and 2000, respectively. This loan is interest free, unsecured and payable on demand.


5.  NOTES PAYABLE:

The Notes payable amounting $150,000, were due on demand, unsecured and interest free. Subsequent to the year-end, the notes were settled by issuance of 150,000 restricted common shares of Thaon Communications, Inc. as described in Note 8.
6.  FUTURE COMMITMENT

The Company occupies certain office space under a lease agreement which expires on July 31, 2001. The monthly rental under the lease is $1,759. Total future obligations under the lease amounted to $5,277. Total rent expense charged to operations was $5,277 for the period ended December 31, 2001 and 2000.


7.  SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $0 for tax during the period ended March 31, 2001 and 2000. The Company paid $14 and $24 for interest during the period ended March 31, 2001 and 1999, respectively.

8.  SUBSEQUENT EVENT:

On May 8, 2001, the Board of directors approved acquisition of all of the outstanding stocks of the Company by Thaon Communications, Inc. in exchange of 300,000 restricted common stock of Thaon Communications, Inc. Thaon Communications, Inc., also agreed to issue one share of common stock for each dollar of the Company's pre-tax income, as audited, during each of the two twelve-month periods ending on December 31, 2001 and 2002. In addition, Thaon Communications, Inc. issued 150,000 shares of restricted common stock to retire the Company's debt of $150,000.